Share capital and earnings/(loss) per share	12 Months Ended
Dec. 31, 2019
Earnings per share [abstract]
Share capital and earnings/(loss) per share	Share capital and earnings/(loss) per share
8.1    Share capital
The share capital of the Company as of December 31, 2019 is CHF 20 million, which is comprised of 491.7 million common shares, nominal value of CHF 0.04 per share.
On April 9, 2019, the date of the Spin-off, 488.2 million shares of the Company's common stock were distributed to Novartis shareholders and Novartis ADR holders. The shares were distributed from the Company's existing share capital of 488.7 million shares. On November 19, 2019, the Board of Directors approved an increase of CHF 120,000 out of the Company’s authorized share capital through the issuance of 3.0 million additional shares, nominal value CHF 0.04 per share, to fulfill the future vesting of existing and future equity-based awards. These additional shares were issued as Treasury shares in December 2019 as part of the Company’s authorized share capital according to the authority granted by the shareholders at the Company’s last Annual General Meeting held on January 29, 2019 and reflected in the Company’s Articles of Incorporation. While the transaction increases the number of shares available for delivery under the Company’s equity-based compensation plans, there is no immediate impact on the number of shares outstanding or earnings per share calculations until shares are delivered to plan participants under the plans.
During the period, 0.1 million shares were delivered for awards vesting under the Company's equity incentive programs. At December 31, 2019, the Company had 488.3 million outstanding common shares and 3.4 million shares held in the Company's treasury share accounts. Of the Company's 3.4 million shares held in treasury, 3.0 million may only be used to fulfill the future vesting of existing and future equity-based awards.
No dividends were declared or paid from April 9, 2019 through December 31, 2019.
8.2    Earnings/(loss) per share
Basic earnings/(loss) per share is computed by dividing net (loss)/income for the period by the weighted average number of common shares outstanding during the period. For the year ended December 31, 2019, the weighted average number of shares outstanding was 488.2 million shares. For periods prior to the Spin-off, the denominator for basic earnings/(loss) per share uses the number of shares distributed on the date of the Spin-off.
The only potentially dilutive securities are the outstanding unvested equity-based awards under the Company's equity-based incentive plans, as described in Note 24 to these Consolidated Financial Statements. Except when the effect would be anti-dilutive, the calculation of diluted earnings/(loss) per common share includes the weighted average net impact of unvested equity-based awards. For the year ended December 31, 2019, 1.9 million shares related to unvested equity-based awards have been excluded from the calculation of diluted net loss per share as their effect would be anti-dilutive. For periods prior to the Spin-off, the denominator for diluted earnings per share uses the number of shares distributed on the date of the Spin-off.
The average market value of the Company's shares for the purposes of calculating the potentially dilutive effects of unvested equity-based awards was based on quoted market prices for the period that the unvested awards were outstanding.